Post employment benefits	12 Months Ended
Jun. 30, 2023
Disclosure of defined benefit plans [abstract]
Post employment benefits
14. Post employment benefits

Accounting policies
The group’s principal post employment funds are defined benefit plans. In addition, the group has defined contribution plans, unfunded post employment medical benefit liabilities and other unfunded defined benefit post employment liabilities. For post employment plans other than defined contribution plans, the amount charged to operating profit is the cost of accruing pension benefits promised to employees over the year, plus any changes arising on benefits granted to members by the group during the year. Net finance charges comprise the net deficit/surplus on the plans at the beginning of the year, adjusted for cash flows in the year, multiplied by the discount rate for plan liabilities. The differences between the fair value of the plans’ assets and the present value of the plans’ liabilities are disclosed as an asset or liability on the consolidated balance sheet. Any differences due to changes in assumptions or experience are recognised in other comprehensive income. The amount of any pension fund asset recognised on the balance sheet is limited to any future refunds from the plan or the present value of reductions in future contributions to the plan.
Contributions payable by the group in respect of defined contribution plans are charged to operating profit as incurred.
Critical accounting estimates and judgements
Application of IAS 19 requires the exercise of estimate and judgement in relation to various assumptions.
Diageo determines the assumptions on a country by country basis in conjunction with its actuaries. Estimates are required in respect of uncertain future events, including the life expectancy of members of the funds, salary and pension increases, future inflation rates, discount rates and employee and pensioner demographics. The application of different assumptions could have a significant effect on the amounts reflected in the income statement, other comprehensive income and the balance sheet. There may be interdependencies between the assumptions.
Where there is an accounting surplus on a defined benefit plan, management judgement is necessary to determine whether the group can obtain economic benefits through a refund of the surplus or by reducing future contributions to the plan.
(a) Post employment benefit plans
The group operates a number of pension plans throughout the world, devised in accordance with local conditions and practices. Diageo's most significant plans are defined benefit plans and are funded by payments to separately administered trusts or insurance companies. The group also operates a number of plans that are generally unfunded, primarily in the United States, which provide to employees post employment medical benefits.
The principal plans are in the United Kingdom, Ireland and the United States where benefits are based on employees’ length of service and salary at retirement. All valuations were performed by independent actuaries using the projected unit credit method to determine pension costs.
The most recent funding valuations of the significant defined benefit plans were carried out as follows:

Principal plans	Date of valuation
United Kingdom(1)	1 April 2021
Ireland(2)	31 December 2021
United States	1 January 2022
(1)    The Diageo Pension Scheme (DPS, the UK Scheme) closed to new members in November 2005. Employees who joined Diageo in the United Kingdom between November 2005 and January 2018, had been eligible to become members of the Diageo Lifestyle Plan (a cash balance defined benefit plan). Since then, new employees have been eligible to become members of a master trust defined contribution plans.
(2)    The Guinness Ireland Group Pension Scheme (GIGPS, the Irish scheme) closed to new members in May 2013. Employees who have joined Diageo in Ireland since the defined benefit scheme closed have been eligible to become members of a master trust defined contribution plans.

The assets of the UK and Irish pension plans are held in separate trusts administered by trustees who are required to act in the best interests of the plans’ beneficiaries. For DPS, the trustee is Diageo Pension Trust Limited. As required by legislation, one-third of the directors of the Trust are nominated by the members of the DPS, member nominated directors are appointed from both the pensioner member community and the active member community. For the Irish Scheme, Diageo Ireland makes four nominations and appoints three further candidates nominated by representative groupings.
The amounts charged to the consolidated income statement and statement of comprehensive income for the group’s defined benefit plans for the three years ended 30 June 2023 are as follows:

	2023 £ million	2022 £ million	2021 £ million
Current service cost and administrative expenses	(76)	(107)	(105)
Past service (losses)/gains – ordinary activities	(1)	34	—
Past service losses – exceptional	—	—	(5)
Gains on curtailments and settlements	2	34	18
Charge to operating profit	(75)	(39)	(92)
Net finance income in respect of post employment plans	44	10	5
Charge before taxation(1)	(31)	(29)	(87)
Actual returns less amounts included in finance income	(1,435)	(1,432)	(6)
Experience (losses)/gains	(226)	(35)	80
Changes in financial assumptions	958	2,133	125
Changes in demographic assumptions	53	(40)	(183)
Other comprehensive (loss)/income	(650)	626	16
Changes in the surplus restriction	7	(11)	—
Total other comprehensive (loss)/income	(643)	615	16
(i) The year ended 30 June 2022 includes settlement gains of £27 million in respect of the Enhanced Transfer Values (ETV) exercise carried out in the Irish Schemes and past service gains of £28 million as a result of the changes of the benefits in the Irish Scheme. In the year ended 30 June 2021, the exceptional past service loss of £5 million is in respect of the equalisation of Guaranteed Minimum Pension (GMP) benefits for men and women.
(1)     The (charge)/income before taxation is in respect of the following countries:

	2023 £ million	2022 £ million	2021 £ million
United Kingdom	15	(27)	(46)
Ireland	1	45	4
United States	(32)	(31)	(28)
Other	(15)	(16)	(17)
	(31)	(29)	(87)

In addition to the charge in respect of defined benefit post employment plans, contributions to the group’s defined contribution plans were £44 million (2022 – £33 million; 2021 – £25 million).
The movements in the net surplus for the two years ended 30 June 2023 is set out below:

	Plan assets £ million	Plan liabilities £ million	Net surplus £ million
At 30 June 2021	9,892	(9,445)	447
Exchange differences	93	(100)	(7)
Income/(charge) before taxation	176	(205)	(29)
Other comprehensive (loss)/income(1)	(1,432)	2,058	626
Contributions by the group	128	—	128
Settlements paid(2)	(52)	52	—
Employee contributions	5	(5)	—
Benefits paid	(411)	411	—
At 30 June 2022	8,399	(7,234)	1,165
Exchange differences	(49)	55	6
Disposals	—	4	4
Income/(charge) before taxation	298	(329)	(31)
Other comprehensive (loss)/income(1)	(1,435)	785	(650)
Contributions by the group	100	—	100
Employee contributions	5	(5)	—
Benefits paid	(472)	472	—
At 30 June 2023	6,846	(6,252)	594
(1) Excludes surplus restriction.
(2)    Includes settlement payment of £52 million on ETV exercise in Ireland.

The plan assets and liabilities by type of post employment benefit and country are as follows:

	2023		2022
	Plan assets £ million	Plan liabilities £ million	Plan assets £ million	Plan liabilities £ million
Pensions
United Kingdom	4,578	(4,041)	6,041	(4,897)
Ireland	1,588	(1,310)	1,645	(1,409)
United States	441	(411)	453	(408)
Other	180	(194)	191	(212)
Post employment medical	2	(227)	2	(225)
Other post employment	57	(69)	67	(83)
	6,846	(6,252)	8,399	(7,234)

The balance sheet analysis of the post employment plans is as follows:

	2023		2022
	Non- current assets(1) £ million	Non- current liabilities £ million	Non- current assets(1) £ million	Non- current liabilities £ million
Funded plans	960	(132)	1,553	(144)
Unfunded plans	—	(241)	—	(258)
	960	(373)	1,553	(402)
(1) Includes surplus restriction of £7 million (2022 – £14 million).

The disclosures have been prepared in accordance with IFRIC 14. In particular, where the calculation for a plan results in a surplus, the recognised asset is limited to the present value of any available future refunds from the plan or reductions in future contributions to the plan, and any additional liabilities are recognised as required. At 30 June 2023, the DPS had a net surplus of £589 million (2022 – £1,174 million; 2021 – £840 million) and the GIGPS had a net surplus of £260 million (2022 a surplus of £221 million; 2021 a deficit of £79 million) and other schemes in a surplus totalled of £111 million (2022 – £158 million; 2021 – £178 million). Both of these surpluses have been recognised, with no provision made against them, as they are expected to be recoverable through a combination of a reduction in future cash contributions or ultimately via a cash refund when the last member’s obligations have been met.

(b) Principal risks and assumptions
The material post employment plans are not exposed to any unusual, entity-specific or scheme-specific risks but there are general risks:
Inflation – The majority of the plans’ obligations are linked to inflation. Higher inflation will lead to increased liabilities which is partially offset by the plans holding inflation linked gilts, swaps and caps against the level of inflationary increases.
Interest rate – The plan liabilities are determined using discount rates derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities though this will be partially offset by an increase in the value of the bonds held by the post employment plans.
Mortality – The majority of the obligations are to provide benefits for the life of the members and their partners, so any increase in life expectancy will result in an increase in the plans’ liabilities.
Asset returns – Assets held by the pension plans are invested in a diversified portfolio of equities, bonds and other assets. Volatility in asset values will lead to movements in the net deficit/surplus reported in the consolidated balance sheet for post employment plans which in addition will also impact the post employment expense in the consolidated income statement.
The following weighted average assumptions were used to determine the group’s deficit/surplus in the main post employment plans at 30 June in the relevant year. The assumptions used to calculate the charge/credit in the consolidated income statement for the year ending 30 June are based on the assumptions disclosed as at the previous 30 June.

	United Kingdom			Ireland			United States(1)
	2023%	2022%	2021%	2023%	2022%	2021%	2023%	2022%	2021%
Rate of general increase in salaries(2)	3.7	3.6	3.4	3.9	3.8	3.0	—	—	—
Rate of increase to pensions in payment	2.9	2.9	3.1	2.3	2.2	1.7	—	—	—
Rate of increase to deferred pensions	2.7	2.6	2.5	2.4	2.3	1.6	—	—	—
Discount rate for plan liabilities	5.2	3.8	1.9	3.6	3.2	1.0	4.9	4.4	2.7
Inflation – CPI	2.7	2.6	2.5	2.5	2.4	1.6	2.2	2.3	2.3
Inflation - RPI	3.2	3.1	3.0	—	—	—	—	—	—
(1)    The salary increase assumption in the United States is not a significant assumption as only a minimal amount of members’ pension entitlement is dependent on a member’s projected final salary.
(2)    The salary increase assumptions include an allowance for age-related promotional salary increases.

For the principal UK and Irish pension funds, the table below illustrates the expected age at death of an average worker who retires currently at the age of 65, and one who is currently aged 45 and subsequently retires at the age of 65:

	United Kingdom(1)			Ireland(2)			United States
	2023 Age	2022 Age	2021 Age	2023 Age	2022 Age	2021 Age	2023 Age	2022 Age	2021 Age
Retiring currently at age 65
Male	86.8	87.1	87.2	87.2	87.7	86.9	85.6	85.5	85.4
Female	88.4	88.7	88.7	89.6	90.0	89.3	87.2	87.2	87.1
Currently aged 45, retiring at age 65
Male	88.1	88.5	88.6	88.8	89.3	88.6	87.1	87.0	86.9
Female	90.4	90.7	90.8	91.3	91.7	91.1	88.7	88.6	88.5
(1)    Based on the CMI’s S3 mortality tables with scaling factors based on the experience of the plan and where people live, with suitable future improvements.
(2)    Based on the CMI's S3 mortality tables with scaling factors based on the experience of the plan, with suitable future improvements.
For the significant assumptions, the following sensitivity analyses estimate the potential impacts on the consolidated income statement for the year ending 30 June 2024 and on the plan liabilities at 30 June 2023:

	United Kingdom			Ireland			United States
Benefit/(cost)	Operating profit £ million	Profit after taxation £ million	Plan liabilities(1) £ million	Operating profit £ million	Profit after taxation £ million	Plan liabilities(1) £ million	Operating profit £ million	Profit after taxation £ million	Plan liabilities(1) £ million
Effect of 0.5% increase in discount rate	2	15	259	1	5	85	2	2	22
Effect of 0.5% decrease in discount rate	(2)	(14)	(267)	(1)	(4)	(95)	(2)	(2)	(24)
Effect of 0.5% increase in inflation	(1)	(8)	(156)	—	(2)	(49)	—	(1)	(9)
Effect of 0.5% decrease in inflation	2	8	173	—	2	50	—	1	8
Effect of one year increase in life expectancy	—	(6)	(131)	—	(2)	(55)	—	(1)	(15)

(1)    The estimated effect on the liabilities excludes the impact of any interest rate and inflation swaps held by the pension plans.
(i)    The sensitivity analyses above have been determined based on reasonably possible changes of the respective assumptions and may not be representative of the actual change. Each sensitivity is calculated on a change in the key assumption while holding all other assumptions constant. The sensitivity to inflation includes the impact on all inflation linked assumptions (e.g. pension increases and salary increases where appropriate).

(c) Investment and hedging strategy
The investment strategy for the group’s funded post employment plans is determined locally by the trustees of the plan and/or Diageo, as appropriate, and takes account of the relevant statutory requirements. The objective of the investment strategy is to achieve a target rate of return in excess of the movement on the liabilities, whilst taking an acceptable level of investment risk relative to the liabilities. This objective is implemented by using the funds of the plans to invest in a variety of asset classes that are expected over the long-term to deliver a target rate of return. The majority of the investment strategies have significant amounts allocated to bonds, in order to provide a natural hedge against movements in the liabilities of the plans. At 30 June 2023, approximately 97% and 98% (2022 – 100% and 103%) of the UK plans’ liabilities measured on the Trustee's funding basis (gilts+50bp) were hedged against future movements in interest rates and inflation, respectively, through the combined effect of bonds and swaps. At 30 June 2023, approximately 92% and 112% (2022 – 70% and 76%) of the Irish plans’ liabilities measured on the Trustee's funding basis (euro-swaps+50bp) were hedged against future movements in interest rates and inflation, respectively, through the combined effect of bonds and swaps.
The discount rates used are based on the yields of high-quality fixed income investments. For the UK plans, which represent approximately 65% of total plan liabilities, the discount rate is determined by reference to the yield curves of AA-rated corporate bonds for which the timing and amount of cash outflows are similar to those of the plans. A similar process is used to determine the discount rates used for the non-UK plans.
An analysis of the fair value of the plan assets is as follows:

	2023
	United Kingdom £ million		Ireland £ million		United States and other £ million		Total £ million
	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted	Total
Equities	12	916	—	291	64	98	76	1,305	1,381
Bonds
Fixed-interest government	18	24	—	6	48	8	66	38	104
Inflation-linked government	—	—	—	96	2	2	2	98	100
Investment grade corporate	—	29	—	328	21	227	21	584	605
Non-investment grade	22	289	6	186	2	133	30	608	638
Loan securities	13	526	—	84	—	—	13	610	623
Repurchase agreements	2,351	826	—	—	—	—	2,351	826	3,177
Liability Driven Investment (LDI)	—	—	—	81	—	—	—	81	81
Property	29	462	—	62	—	1	29	525	554
Hedge funds	—	—	—	12	—	5	—	17	17
Interest rate and inflation swaps	—	(971)	102	(18)	—	—	102	(989)	(887)
Cash and other	46	(14)	5	347	—	69	51	402	453
Total bid value of assets	2,491	2,087	113	1,475	137	543	2,741	4,105	6,846

	2022
	United Kingdom £ million		Ireland £ million		United States and other £ million		Total £ million
	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted	Total
Equities	23	1,218	—	319	70	105	93	1,642	1,735
Bonds
Fixed-interest government	2	86	—	30	49	152	51	268	319
Inflation-linked government	—	—	—	199	1	1	1	200	201
Investment grade corporate	—	68	—	388	25	222	25	678	703
Non-investment grade	44	557	2	200	1	1	47	758	805
Loan securities	11	1,271	—	98	—	—	11	1,369	1,380
Repurchase agreements	2,400	(215)	—	—	—	—	2,400	(215)	2,185
Liability Driven Investment (LDI)	—	119	—	46	—	—	—	165	165
Property	28	716	—	74	—	1	28	791	819
Hedge funds	—	107	—	92	—	5	—	204	204
Interest rate and inflation swaps	—	(900)	—	37	—	—	—	(863)	(863)
Cash and other	24	481	7	154	—	80	31	715	746
Total bid value of assets	2,532	3,508	9	1,637	146	567	2,687	5,712	8,399

(i)    The asset classes include some cash holdings that are temporary. This cash is likely to be invested imminently and so has been included in the asset class where it is anticipated to be invested in the long-term.

Total cash contributions by the group to all post employment plans in the year ending 30 June 2024 are estimated to be approximately £75 million ($95 million).
(d) Deficit funding arrangements
UK plans
In the year ended 30 June 2011 the group established a Pension Funding Partnership (PFP) in respect of the UK Scheme. Whisky inventory was transferred into the partnership but the group retains control over the partnership which at 30 June 2023 held inventory with a book value of £732 million (2022 – £561 million). The partnership is fully consolidated in the group financial statements. The UK Scheme has a limited interest in the partnership and, as a partner, is entitled to a distribution from the profits of the partnership. The arrangement is expected to cease in 2030, and contributions to the UK scheme in any year will be dependent on the funding position of the UK scheme at the previous 31 March. Given the surplus funding position in the DPS, there were no contributions to the DPS in the years ended 30 June 2023 and 30 June 2022.
In 2030, the group will be required, dependent upon the funding position of the UK Scheme at that time, to pay an amount not greater than the actuarial deficit at that time, up to a maximum of £430 million in cash, to purchase the UK Scheme’s interest in the partnership. If the UK Scheme is in surplus at an actuarial triennial valuation excluding the value of the PFP, then the group can exit the PFP with the agreement of the trustees.
During the year ended 30 June 2023, following a remeasurement of the Diageo Lifestyle Plan, Diageo made a £16 million one-off deficit contribution to satisfy minimum funding requirement.

Irish plans
The 31 December 2021 triennial actuarial valuation of the Guinness Ireland Group Pension Scheme was completed during the year ended 30 June 2023 showing the Scheme is fully funded on the Trustee’s ongoing funding basis and the statutory minimum funding standard basis. Given the fully funded position, no deficit contributions were payable in the year ended 30 June 2023 and the Trustee agreed to the company's request to terminate the contingent arrangements comprising mortgages over certain land and buildings and fixed and floating charges over certain receivables of the group up to a value of €200 million (£171 million). The company has agreed with the Trustee conditional contributions of up to €35 million (£30 million) by 31 December 2024, €39 million (£33 million) by 31 December 2027 and €39 million (£33 million) by 31 December 2030 if a deficit is identified at those valuations.

(e) Timing of benefit payments
The following table provides information on the timing of the benefit payments and the average duration of the defined benefit obligations and the distribution of the timing of benefit payments:

	United Kingdom		Ireland		United States
	2023 £ million	2022 £ million	2023 £ million	2022 £ million	2023 £ million	2022 £ million
Maturity analysis of benefits expected to be paid
Within one year	303	295	73	70	57	58
Between 1 to 5 years	1,090	1,082	367	353	174	187
Between 6 to 15 years	2,439	2,556	727	704	331	310
Between 16 to 25 years	2,244	2,252	645	634	206	183
Beyond 25 years	2,664	2,787	747	768	187	174
Total	8,740	8,972	2,559	2,529	955	912
	years	years	years	years	years	years
Average duration of the defined benefit obligation	14	15	14	15	9	9

The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including inflation. They are disclosed undiscounted and therefore appear large relative to the discounted value of the plan liabilities recognised on the consolidated balance sheet. They are in respect of benefits that have accrued at the balance sheet date and make no allowance for any benefits to be accrued subsequently.

(f) Related party disclosures
Information on transactions between the group and its pension plans is given in note 21.